Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 5, 2009, among WESTLAKE CHEMICAL CORPORATION (“Westlake”) and certain of its domestic subsidiaries listed as Borrowers to the Credit Agreement described below (collectively, the “Borrowers”), Lenders under the Credit Agreement, BANK OF AMERICA, N.A., in its capacity as Agent for Lenders under the Credit Agreement (the “Agent”), and Guarantors under the Credit Agreement.

Reference is made to the Amended and Restated Credit Agreement, dated as of September 8, 2008 (as amended, modified, and supplemented, the “Credit Agreement”), among the Borrowers, the Guarantors, the Agent, and Lenders party thereto. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings set forth in the Credit Agreement and all Section references herein are to Sections in the Credit Agreement.

RECITALS

A. The Borrowers have requested that Required Lenders agree to amend certain provisions of the Credit Agreement, including without limitation, amending the relevant provisions relating to Distributions and Acquisitions.

B. Subject to the terms and conditions of this Amendment, Required Lenders are willing to make such amendments.

Accordingly, for adequate and sufficient consideration, the parties hereto agree as follows:

Paragraph 1. Amendments to Credit Agreement.

1.1. The definition of “2009 Acquisition Basket” is added to Annex A to the Credit Agreement in the appropriate alphabetic order:

“2009 Acquisition Basket” means $100,000,000.

1.2. The definition of “Acquisition Basket Carryforward” is added to Annex A to the Credit Agreement in the appropriate alphabetic order:

“Acquisition Basket Carryforward” means, to the extent the entire amount of the 2009 Acquisition Basket is not utilized in Fiscal Year 2009, the difference between (a) the 2009 Acquisition Basket and (b) the Acquisition Consideration of all Acquisitions consummated in Fiscal Year 2009 pursuant to Section 7.26 hereof; provided that if such difference exceeds $25,000,000, the Acquisition Basket Carryforward shall be $25,000,000.

1.3. The definition of “Acquisition Consideration” is added to Annex A to the Credit Agreement in the appropriate alphabetic order:

“Acquisition Consideration” means, with respect to an Acquisition, the entire amount of consideration (cash or non-cash, including assumed obligations, all indemnities, earnouts and other contingent payment obligations) paid by any Loan Party in connection with such Acquisition; provided that (a) consideration consisting of Capital Stock of Westlake or cash proceeds from a contemporaneous Equity Issuance by Westlake (in either case, other than issuance or exchange to a Loan Party or any Subsidiary thereof) and (b) any prior Investments in the acquired Person permitted under the Agreement when made, shall not be included in calculating such Acquisition Consideration.

1.4. The definition of “Applicable Margin” in Annex A to the Credit Agreement is amended in its entirety to read as follows:

“Applicable Margin” means,

(i)	with respect to Base Rate Loans, (A) from February 5, 2009 to and including February 28, 2009, 1.50% per annum, and (B) on and from March 1, 2009, as set forth in the pricing grid below;

(ii)	with respect to LIBOR Rate Loans, (A) from February 5, 2009 to and including February 28, 2009, 3.00% per annum, and (B) on and from March 1, 2009, as set forth in the pricing grid below; and

(iii)	with respect to the Unused Line Fee, (A) 0.875% per annum if the average Aggregate Revolver Outstandings for the applicable month are less than 50% of the Total Facility, or (B) 0.75% per annum in all other cases.

Average Daily Excess Availability	Applicable Margin for LIBOR Rate Loans	Applicable Margin for Base Rate Loans
< $100,000,000	3.50%	2.00%
> $100,000,000 but < $200,000,000	3.25%	1.75%
> $200,000,000 but < $300,000,000	3.00%	1.50%
> $300,000,000	2.75%	1.25%

On and from March 1, 2009, the Applicable Margins for LIBOR Rate Loans and Base Rate Loans will be adjusted monthly based upon the above pricing grid. The average daily Availability is calculated monthly and each new Applicable Margin shall be effective as of the first day of the subsequent month based on the average daily Availability with respect to the immediately preceding month with respect to all outstanding Obligations.

1.5. The definition of “Base Rate” in Annex A to the Credit Agreement is amended in its entirety to read as follows:

“Base Rate” means, for any day, a per annum rate equal to the greatest of (a) the Prime Rate for such day; (b) the Federal Funds Rate for such day, plus 0.50%; or (c) LIBOR Rate for a 30 day interest period as determined on such day, plus 1.0%.

1.6. The definition of “Borrowing Base” in Annex A to the Credit Agreement is amended in its entirety to read as follows:

“Borrowing Base” means, at any time, an amount equal to (a) the sum of (i) eighty-five percent (85%) of the Net Amount of Eligible Accounts; plus (ii) the lesser of (y) seventy percent (70%) of the value of the lower of cost or market of Eligible Inventory or (z) eighty-five percent (85%) of the Net Orderly Liquidation Value of all Eligible Inventory; plus (iii) one hundred percent (100%) of cash held in an account maintained at the Bank or its Affiliates and satisfactory to the Bank, and subject to a control agreement in form and substance satisfactory to the Agent (the “Eligible Cash”); minus (b) Reserves from time to time established by the Agent in its reasonable credit judgment, including Reserves required under the Agreement in connection with any Permitted Quarterly Distribution; provided that the aggregate Revolving Loans advanced against Eligible Inventory shall not exceed the Maximum Inventory Loan Amount.

1.7. The definition of “Defaulting Lender” in Annex A to the Credit Agreement is amended in its entirety to read as follows:

“Defaulting Lender” means any Lender that (a) fails to make any payment or provide funds to the Agent or any Borrower as required hereunder or fails otherwise to perform its obligations under any Loan Document, and such failure is not cured within one (1) Business Day, or (b) is not Solvent or is subject to any bankruptcy, reorganization or similar proceedings.

1.8. The definition of “First Amendment” is added to Annex A to the Credit Agreement in the appropriate alphabetic order:

“First Amendment” means that certain First Amendment dated as of February 5, 2009, by and among the Borrowers, the Guarantors, the Agent, and Required Lenders.

1.9. The definition of “Insolvent Lender” in Annex A to the Credit Agreement is deleted.

1.10. The definition of “Letter of Credit Obligations” is added to Annex A to the Credit Agreement in the appropriate alphabetic order:

“Letter of Credit Obligations” means the sum (without duplication) of (a) all amounts owing by the Borrowers for any drawings under Letters of Credit; (b) the stated amount of all outstanding Letters of Credit; and (c) all fees and other amounts owing with respect to Letters of Credit.

1.11. The definition of “Permitted Quarterly Distribution” is added to Annex A to the Credit Agreement in the appropriate alphabetic order:

“Permitted Quarterly Distribution” means the quarterly Distributions made and/or declared and permitted under Option C of Section 7.10(a)(ii).

1.12. The definition of “Prime Rate” is added to Annex A to the Credit Agreement in the appropriate alphabetic order:

“Prime Rate” means the rate of interest announced by the Bank from time to time as its prime rate. Such rate is set by the Bank on the basis of various factors, including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such rate. Any change in such rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change.

1.13. The definition of “Prior Permitted Acquisition” is added to Annex A to the Credit Agreement in the appropriate alphabetic order:

“Prior Permitted Acquisition” means any Acquisition consummated in compliance with Section 7.26 as existing prior to the effective date of the First Amendment.

1.14. The definition of “Prior Permitted Distributions” is added to Annex A to the Credit Agreement in the appropriate alphabetic order:

“Prior Permitted Distributions” means any Distribution made and/or declared and permitted under Option A of Section 7.10(a)(ii).

1.15. The definition of “Release Conditions” is added to Annex A to the Credit Agreement in the appropriate alphabetic order:

“Release Conditions” has the meaning set forth in Option C of Section 7.10(a)(ii).

1.16. The definition of “Triggering Date” in Annex A to the Credit Agreement is amended in its entirety to read as follows:

“Triggering Date” means the date upon which Availability is less than (a) $75,000,000 for at least three (3) consecutive Business Days, or (b) $65,000,000 at any time; provided that in the event (x) Availability has been greater than $75,000,000 at all times for ninety (90) consecutive days and (y) the Adjusted Fixed Charge Coverage Ratio on such date of determination is not less than 1.0 to 1.0, commencing on the first day of any month after the criteria set forth above is satisfied, then the Triggering Date shall be deemed to not be continuing for purposes of this Agreement, and the requirements of Section 7.21 shall not be required unless a subsequent Triggering Date occurs.

1.17. Section 1.3(c) of the Credit Agreement is amended by (i) deleting the word “and” at the end of clause (i) thereof, (ii) renumbering clause (ii) thereof as “(iii)”, and (iii) adding the following clause (ii) immediately after clause (i):

(ii) If a Defaulting Lender exists, no Letter of Credit Issuer shall have any obligation to issue any Letter of Credit and the Agent shall not have any obligation to provide any Credit Support, until such Lender or the Borrowers have entered into arrangements satisfactory to the Agent and the applicable Letter of Credit Issuer to eliminate any funding risk associated with the Defaulting Lender; and

1.18. Section 1.3(g) of the Credit Agreement is amended in its entirety to read as follows:

(g) Supporting Letter of Credit; Cash Collateral. (i) If, notwithstanding the provisions of Section 1.3(b) and Section 10.1, any Letter of Credit or Credit Support is outstanding upon the termination of this Agreement, then upon such termination the Borrowers shall deposit with the Agent, for the ratable benefit of the Agent and the Lenders, with respect to each Letter of Credit or Credit Support then outstanding, a standby letter of credit (a “Supporting Letter of Credit”) in form and substance satisfactory to the Agent, issued by an issuer satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit or such Credit Support may be drawn plus any fees and expenses associated with such Letter of Credit or such Credit Support, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments to be made by the Agent and the Lenders under such Letter of Credit or Credit Support and any fees and expenses associated with such Letter of Credit or Credit Support. Such Supporting Letter of Credit shall be held by the Agent, for the ratable benefit of the Agent and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or such Credit Support remaining outstanding. In the event Supporting Letters of Credit are not delivered, then the Loan Parties shall provide cash collateral for all remaining Letters of Credit in an amount equal to 110% of the aggregate face amount of such Letters of Credit. (ii) If a Defaulting Lender exists, the Borrowers shall, on demand by any Letter of Credit Issuer or the Agent from time to time, cash collateralize the Pro Rata Share of any Defaulting Lender of the Letter of Credit Obligations.

1.19. Section 7.10(a) of the Credit Agreement is amended in its entirety to read as follows:

(a) directly or indirectly declare or make, or incur any liability to make, any Distribution (other than Distributions payable in Capital Stock (other than Disqualified Stock) of Westlake), except:

(i) Distributions made and/or declared by wholly owned Subsidiaries; and

(ii)(A) Distributions permitted under Option A, if the Fixed Charge Coverage Ratio, after giving effect to such Distribution, is at least 1:0:1.0, (B) Distributions permitted under Option B, if the Fixed Charge Coverage Ratio, after giving effect to such Distribution, is less than 1:0:1.0, and (C) Distributions permitted under Option C, if no Distribution may be made and/or declared under either Option A or Option B.

Option A:

Distributions made and/or declared by Westlake and non-wholly owned Subsidiaries, if, after giving effect to such Distribution, (A) Availability equals or exceeds $75,000,000, and (B) the Fixed Charge Coverage Ratio is at least 1:0:1.0.

Option B:

(i) Distributions made and/or declared by Westlake and non-wholly owned Subsidiaries in the aggregate of up to $40,000,000 in Fiscal Year 2009; provided that (A) the sum of (1) the aggregate amount of all Distributions made and/or declared by Westlake and non-wholly owned Subsidiaries in Fiscal Year 2009 and (2) the aggregate Acquisition Consideration of all Acquisitions consummated in Fiscal Year 2009 shall not exceed $125,000,000, and (B) Availability, after giving effect to such Distribution, is at least $200,000,000.

(ii) Distributions made and/or declared by Westlake and non-wholly owned Subsidiaries in the aggregate of up to $30,000,000 in Fiscal Year 2010; provided that (A) the sum of (1) the aggregate amount of all Distributions made and/or declared by Westlake and non-wholly owned Subsidiaries in Fiscal Year 2010 and (2) the aggregate Acquisition Consideration of all Acquisitions consummated in Fiscal Year 2010 shall not exceed the sum of (I) $175,000,000 and (II) the Acquisition Basket Carryforward, and (B) Availability, after giving effect to such Distribution, is at least $200,000,000.

(iii) Distributions made and/or declared by Westlake and non-wholly owned Subsidiaries in the aggregate of up to $30,000,000 in each Fiscal Year from January 1, 2011 to December 31, 2013; provided that (A) the sum of (1) the aggregate amount of all Distributions made and/or declared by Westlake and non-wholly owned Subsidiaries in each such Fiscal Year and (2) the aggregate Acquisition Consideration of all Acquisitions consummated in the same Fiscal Year shall not exceed $140,000,000, and (B) Availability, after giving effect to such Distribution, is at least $200,000,000.

For purposes of calculating the amount of Distributions in connection with the foregoing (i), (ii), and (iii), any Prior Permitted Distribution made and/or declared during the applicable period shall be excluded, but any Permitted Quarterly Distribution made during the applicable period shall be included; and for purposes of calculating the aggregate Acquisition Consideration, any Prior Permitted Acquisition consummated during the applicable period shall be excluded.

Option C:

In each fiscal quarter, Distributions made and/or declared by Westlake and non-wholly owned Subsidiaries of up to $4,500,000 (excluding any Prior Permitted Distribution and any Distribution made and/or declared under

Option B in such fiscal quarter); provided that (A) Availability, after giving effect to such Distribution, is at least $125,000,000, (B) the aggregate amount of all Distributions made and/or declared by Westlake and non-wholly owned Subsidiaries under Option B and those under this Option C in the applicable Fiscal Year shall not exceed $30,000,000 (or $40,000,000 with respect to Fiscal Year 2009), and (C) the aggregate amount of annual Distributions permitted under this Option C is reserved from the Borrowing Base until either (x) (1) the Fixed Charge Coverage Ratio is at least 1.0:1.0 and (2) Availability is at least $75,000,000, or (y) Availability is at least $200,000,000 (the “Release Conditions”). In the event (I) a Distribution is made and/or declared under this Option C, (II) the Release Conditions have been met, and (III) the Release Conditions cease to be met, then the aggregate amount of annual Distributions permitted under this Option C will be reserved from the Borrowing Base until the Release Conditions are met again; provided that (x) Availability shall be calculated after giving effect to each Distribution made or declared, and (y) with respect to the Release Conditions, Availability shall be calculated after giving effect to the Reserves in connection with any Permitted Quarterly Distribution.

provided that for purposes of a Distribution, Availability shall be calculated based on the most recent Borrowing Base Certificate delivered pursuant to this Agreement prior to such Distribution (provided that the amount of Eligible Cash shall be the amount on deposit on the date of such Distribution and provided further that the Aggregate Revolver Outstandings shall be calculated on the date of such Distribution) and Distributions are permitted hereunder only if no Default or Event of Default then exists and only to the extent that any such Distribution is made and/or declared in accordance with applicable Requirement of Law and constitutes a valid, non-voidable transaction.

1.20. Section 7.14(b)(iv) of the Credit Agreement is amended in its entirety to read as follows:

(iv) so long as no Default or Event of Default has occurred and is continuing after giving effect to such redemption, defeasance or prepayment, if, after giving effect to such redemption, defeasance or prepayment, (A) Availability equals or exceeds $75,000,000, and (B) the Fixed Charge Coverage Ratio is at least 1:0:1.0; provided that for purposes of this Section 7.14(b)(iv), Availability shall be calculated based on the most recent Borrowing Base Certificate delivered pursuant to this Agreement prior to such redemption, defeasance, or prepayment (provided that the amount of Eligible Cash shall be the amount on deposit on the date of such redemption, defeasance, or prepayment, and provided further that the Aggregate Revolver Outstandings shall be calculated on the date of such redemption, defeasance, or prepayment;

1.21. Section 7.14(c)(ii) of the Credit Agreement is amended in its entirety to read as follows:

(ii) so long as no Default or Event of Default has occurred and is continuing after giving effect to such prepayment, redemption, or defeasance, redemptions, defeasance, or prepayments (whether voluntary or mandatory) (“Bond Debt Prepayment”) of the Bond Debt, if, after giving effect to such Bond Debt Prepayment, (A) Availability equals or exceeds $75,000,000, and (B) the Fixed Charge Coverage Ratio is at least 1:0:1.0; provided that for purposes of this Section 7.14(c)(ii), Availability shall be calculated based on the most recent Borrowing Base Certificate delivered pursuant to this Agreement prior to such Bond Debt Prepayment (provided that the amount of Eligible Cash shall be the amount on deposit on the date of such Bond Debt Prepayment, and provided further that the Aggregate Revolver Outstandings shall be calculated on the date of such Bond Debt Prepayment);

1.22. Section 7.26(j) of the Credit Agreement is amended in its entirety to read as follows:

(j) immediately after giving effect to any Acquisition, including any Revolving Loans to be made in connection with any Acquisition, (i) Availability equals or exceeds $75,000,000, and (ii) the Pro Forma Fixed Charge Coverage Ratio is at least 1:0:1.0; and

1.23. Section 7.26 to the Credit Agreement is amended by adding the following immediately after clause (k) (as separate paragraphs):

provided that with respect to clause (j) above, if the Pro Forma Fixed Charge Coverage Raito, after giving effect to any Acquisition, including any Revolving Loans to be made in connection with any Acquisition, is less than 1.0:1.0, Loan Parties may consummate Acquisitions so long as all the requirements set forth in (1) the above clauses of this Section 7.26 (other than clause (j)) and (2) the following are met:

(i) Loan Parties may consummate Acquisitions to the extent the aggregate Acquisition Consideration of all such Acquisitions do not exceed $100,000,000 in Fiscal Year 2009; provided that (A) the sum of (1) the aggregate amount of all Distributions made and/or declared by Westlake and non-wholly owned Subsidiaries in Fiscal Year 2009 and (2) the aggregate Acquisition Consideration of all Acquisitions consummated in Fiscal Year 2009 shall not exceed $125,000,000, and (B) Availability, immediately after giving effect to any Acquisition, including any Revolving Loans to be made in connection with such Acquisition, is at least $200,000,000.

(ii) Loan Parties may consummate Acquisitions to the extent the aggregate Acquisition Consideration of all such Acquisitions do not exceed the sum of (A) $150,000,000 and (B) the Acquisition Basket Carryforward in Fiscal Year 2010; provided that (A) the sum of (1) the aggregate amount of all Distributions made and/or declared by Westlake and non-wholly owned Subsidiaries in Fiscal Year 2010 and (2) the aggregate Acquisition Consideration of all Acquisitions consummated in Fiscal Year 2010 shall not exceed the sum of (I) $175,000,000 and (II) the Acquisition Basket Carryforward, and (B) Availability, immediately after giving effect to any Acquisition, including any Revolving Loans to be made in connection with such Acquisition, is at least $200,000,000.

(iii) Loan Parties may consummate Acquisitions to the extent the aggregate Acquisition Consideration of all such Acquisitions do not exceed $125,000,000 in each Fiscal Year from January 1, 2011 to December 31, 2013; provided that (A) the sum of (1) the aggregate amount of all Distributions made and/or declared by Westlake and non-wholly owned Subsidiaries in each such Fiscal Year and (2) the aggregate Acquisition Consideration of all Acquisitions consummated in the same Fiscal Year shall not exceed $140,000,000, and (B) Availability, immediately after giving effect to any Acquisition, including any Revolving Loans to be made in connection with such Acquisition, is at least $200,000,000.

For purposes of calculating the amount of Distributions in connection with the foregoing (i), (ii), and (iii), any Prior Permitted Distribution made and/or declared during the applicable period shall be excluded, but any Permitted Quarterly Distribution made and/or declared during the applicable period shall be included; and for purposes of calculating the aggregate Acquisition Consideration, any Prior Permitted Acquisition consummated during the applicable period shall be excluded.

Additionally, for purposes of calculating Availability in connection with the foregoing Sections 7.26(j) and (k), Availability shall be calculated based on the most recent Borrowing Base Certificate delivered pursuant to this Agreement prior to such Acquisition (provided that the amount of Eligible Cash shall be the amount on deposit on the date of such Acquisition and provided further that the Aggregate Revolver Outstandings shall be calculated on the date of such Acquisition).

For purposes of Sections 7.26 and 7.10(c) only, (i) a series of investments not to exceed $200,000,000 in a Joint Venture which will own a chlor-alkali manufacturing facility as and to the extent disclosed to Lenders in writing prior to the effective date of the First Amendment, and (ii) investments in Suzhou Huasu Plastics Co., Ltd. made on or after the effective date of the First Amendment, shall each be deemed an Acquisition and not a Restricted Investment, and no assets at any time owned by such Joint Venture or Suzhou Huasu Plastics Co., Ltd. shall be included in the Borrowing Base.

1.24. Section 12.14(a)(ii) of the Credit Agreement is amended by adding the following at the end of clause (ii):

If any settlement amount is not transferred to the Agent by any Lender on the Business Day after demand, the Agent will notify the Borrowers of such Lender’s failure to transfer and, upon demand by the Agent, the Borrowers shall pay such amount to the Agent, together with interest thereon for each day elapsed since the date of the applicable advance, at a rate per annum equal to the Interest Rate applicable at the time to the Revolving Loans comprising that particular advance.

1.25. Section 12.14(c) of the Credit Agreement is amended by deleting the parenthetical therein.

1.26. Section 12.14(d) of the Credit Agreement is amended in its entirety to read as follows:

(d) Retention of Defaulting Lender’s Payments. The Agent shall not be obligated to transfer to a Defaulting Lender any payments made by any Borrower to the Agent for the Defaulting Lender’s benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder, or any interest on the amounts so held by the Agent. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. In its discretion, the Agent may loan the Borrowers the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so loaned to the Borrowers shall bear interest at the rate applicable to Base Rate Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, provided, however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a “Lender”. Until all of the defaulted obligations of a Defaulting Lender have been cured, (i) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing and shall be allocated among such performing Lenders ratably based upon their relative Commitments; and (ii) such Defaulting Lender shall not be entitled to any portion of the proceeds from any Collateral. This Section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by the Borrowers of their duties and obligations hereunder.

1.27. Section 12.14(e) of the Credit Agreement is amended in its entirety to read as follows:

(e) Removal of Defaulting Lender. At the Borrowers’ request and to the extent permitted by applicable law, the Agent or an Eligible Assignee reasonably acceptable to the Agent shall have the right (but not the obligation) to purchase from any Defaulting Lender, and each Defaulting Lender shall, upon such request, sell and assign to the Agent or such Eligible Assignee, all of such Lender’s outstanding Commitment hereunder. Such sale shall be consummated promptly after the Agent has arranged for a purchase by the Agent or an Eligible Assignee pursuant to an Assignment and Acceptance, and at a price equal to the outstanding principal balance of such Lender’s Revolving Loans, plus accrued interest and fees, without premium or discount. To the extent permitted by applicable law, the Agent is irrevocably appointed as attorney-in-fact of such Defaulting Lender to execute any such Assignment and Acceptance if such Lender fails to execute same within twenty (20) days of such request of assignment.

Paragraph 2. Effective Date. Notwithstanding any contrary provision, this Amendment is not effective until the date (the “Effective Date”) upon which:

2.1. the Agent has received counterparts of this Amendment executed by each Borrower, each Guarantor, the Agent, and the Required Lenders;

2.2. the Agent has received such opinions of in-house counsel for the Loan Parties in form, scope, and substance reasonably satisfactory to the Agent;

2.3. the Agent has received duly executed Officers’ Certificates and resolutions evidencing the authorization of this Amendment and the transactions contemplated hereby;

2.4. all representations and warranties made hereunder and in the other Loan Documents shall be true and correct as of the date hereof as though made on and as of the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

2.5. after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

2.6. the Borrowers shall have paid each Lender that has consented to and executed this Amendment on or prior to the Effective Date an amendment fee equal to 0.20% of such Lender’s Commitment as set forth on Schedule 1.2 to the Credit Agreement; such fees, once paid, shall be fully earned and nonrefundable for any reason whatsoever;

2.7. the Borrowers shall have paid Attorney Costs of the Agent incurred in connection with the Loan Documents, including any outstanding Attorney Costs of the Agent on or prior to the Effective Date; and

2.8. the Borrowers shall have paid all other fees due and payable on or prior to the Effective Date, including without limitation, the fees set forth in the Fee Letter dated the date hereof between the Agent and Westlake.

Paragraph 3. Acknowledgment and Ratification. As a material inducement to the Agent and Lenders to execute and deliver this Amendment, each Borrower and each Guarantor (a) consent to the agreements in this Amendment, and (b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrowers or the Guarantors under their respective Loan Documents, which Loan Documents shall remain in full force and effect, and all Liens, guaranties, and rights thereunder are hereby ratified and confirmed. The receipt of each Guarantor’s consent and acknowledgement hereunder shall not constitute a requirement that the Agent and Lenders obtain such consent or acknowledgement in connection with any other amendment, modification, or waiver of any term or provision of any Loan Documents.

Paragraph 4. Representations. As a material inducement to Lenders to execute and deliver this Amendment, each Borrower and each Guarantor represent and warrant to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, (b) no Default or Event of Default exists, (c) the attachments to, and the certifications made in, the Officer’s Certificates most recently executed and delivered to the Agent and Lenders by each Borrower and Guarantor, have not been modified or amended, remain in full force and effect, and are hereby ratified and confirmed, and (d) the execution, delivery, and performance of this Amendment have been duly authorized by all necessary partnership, limited liability company, and corporate action and this Amendment constitutes the valid and binding obligation of each of them.

Paragraph 5. Fees and Expenses. The Borrowers shall pay all reasonable costs, fees, and expenses paid or incurred by the Agent in connection with this Amendment, including, without limitation, Attorney Costs of the Agent in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Paragraph 6. Waiver. Each Loan Party (a) acknowledges and agrees that, as of the date hereof, it has no actual or potential claim or cause of action against the Agent or any Lender relating to any Loan Documents or any actions or events occurring on or before the date of this Amendment and (b) waives and releases any right to assert such claim or cause of action to the extent based on actions or events occurring on or before the date hereof.

Paragraph 7. Miscellaneous.

7.1. This Amendment is a “Loan Document” referred to in the Credit Agreement, and the provisions relating to Loan Documents in Article 13 of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under the substantive laws of the State of New York, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

7.2. The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the “Credit Agreement” shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any rights of Lenders under any Loan Document, nor constitute a waiver under any of the Loan Documents.

Paragraph 8. Entire Agreement. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 9. Parties. This Amendment binds and inures to the Borrowers, the Guarantors, the Agent, Lenders, and their respective successors and assigns.

The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

Remainder of Page Intentionally Blank.

Signature Pages to Follow.

BORROWERS AND GUARANTORS:

WESTLAKE CHEMICAL CORPORATION,
a Delaware corporation
WESTLAKE PVC CORPORATION, a Delaware corporation
WESTLAKE VINYLS, INC., a Delaware corporation
NORTH AMERICAN BRISTOL CORPORATION,
a Delaware corporation
WESTLAKE LONGVIEW CORPORATION,
a Delaware corporation
WESTLAKE ETHYLENE PIPELINE CORPORATION,
a Delaware corporation
WESTLAKE SUPPLY AND TRADING COMPANY,
a Delaware corporation

By:	/s/ Albert Chao
Albert Chao
President of the above Borrowers

Signature Page to First Amendment to

Westlake A&R Credit Agreement

NORTH AMERICAN PIPE CORPORATION,
a Delaware corporation
VAN BUREN PIPE CORPORATION, a Delaware corporation
WESTECH BUILDING PRODUCTS, INC., a Delaware corporation
WESTECH PROFILES LIMITED, a Delaware corporation

By:	/s/ Wayne D. Morse
Wayne D. Morse
President of the above Borrowers

Signature Page to First Amendment to

Westlake A&R Credit Agreement

WESTLAKE VINYLS COMPANY LP,
a Delaware limited partnership

By:	GVGP, Inc., its general partner

By:	/s/ Albert Chao
Albert Chao
President of the general partner of the above Borrower

WESTLAKE PETROCHEMICALS LLC, a Delaware limited liability company
WESTLAKE POLYMERS LLC, a Delaware limited liability company
WESTLAKE STYRENE LLC, a Delaware limited liability company
WPT LLC, a Delaware limited liability company

By:	Westlake Chemical Investments, Inc., its manager

By:	/s/ Albert Chao
Albert Chao
President of the manager of the above Borrowers

Signature Page to First Amendment to

Westlake A&R Credit Agreement

GUARANTORS:

GEISMAR HOLDINGS, INC.,
a Delaware corporation
WESTLAKE DEVELOPMENT CORPORATION,
a Delaware corporation
GVGP, INC., a Delaware corporation
WESTLAKE CHEMICAL INVESTMENTS, INC.,
a Delaware corporation
WESTLAKE MANAGEMENT SERVICES, INC.,
a Delaware corporation
WESTLAKE OLEFINS CORPORATION,
a Delaware corporation
WESTLAKE RESOURCES CORPORATION,
a Delaware corporation
WESTLAKE VINYL CORPORATION,
a Delaware corporation
WESTLAKE NG I CORPORATION,
a Delaware corporation
WESTLAKE NG III CORPORATION,
a Delaware corporation
WESTLAKE NG IV CORPORATION,
a Delaware corporation
WESTLAKE NG V CORPORATION,
a Delaware corporation

By:	/s/ Albert Chao
Albert Chao
President of the above Guarantors

Signature Page to First Amendment to

Westlake A&R Credit Agreement

BANK OF AMERICA, N.A.,
as the Agent and a Lender

By:	/s/ David T. Knoblauch
David T. Knoblauch
Senior Vice President

Signature Page to First Amendment to

Westlake A&R Credit Agreement

WELLS FARGO FOOTHILL, LLC,
as a Lender

By:	/s/ Juan Barrera
Name:	Juan Barrera
Title:	Vice President

Signature Page to First Amendment to

Westlake A&R Credit Agreement

BURDALE CAPITAL FINANCE INC.,
as a Lender

By:	/s/ Phillip R. Webb
Name:	Phillip R. Webb
Title:	Director

By:	/s/ Antimo Barbieri
Name:	Antimo Barbieri
Title:	Senior Vice President

Signature Page to First Amendment to

Westlake A&R Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Christy West
Name:	Christy West
Title:	Vice President

Signature Page to First Amendment to

Westlake A&R Credit Agreement

COMPASS BANK,
as a Lender

By:	/s/ Eric E. Ensmann
Name:	Eric E. Ensmann
Title:	Senior Vice President

Signature Page to First Amendment to

Westlake A&R Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

By:	/s/ Enrique Landaeta
Name:	Enrique Landaeta
Title:	Vice President

Signature Page to First Amendment to

Westlake A&R Credit Agreement

CAPITAL ONE LEVERAGE FINANCE CORPORATION,
as a Lender

By:	/s/ Ari Kaplan
Name:	Ari Kaplan
Title:	Senior Vice President

Signature Page to First Amendment to

Westlake A&R Credit Agreement

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Alain Discust
Name:	Alain Discust
Title:	Director

By:	/s/ Christopher Reo Day
Name:	Christopher Reo Day
Title:	Associate

Signature Page to First Amendment to

Westlake A&R Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Timothy S. Culver
Name:	Timothy S. Culver
Title:	Vice President

Signature Page to First Amendment to

Westlake A&R Credit Agreement

SIEMENS FINANCIAL SEVICES, INC.,
as a Lender

By:	/s/ Jim Fuller
Name:	Jim Fuller
Title:	Senior Vice President

By:	/s/ Mark Pacillo
Name:	Mark Pacillo
Title:	Vice President

Signature Page to First Amendment to

Westlake A&R Credit Agreement